EXHIBIT 24

                           CONSOLIDATED GRAPHICS, INC.

                  POWER OF ATTORNEY FOR REPORT ON FORM 10-K


            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 1999, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and G. Christopher Colville, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 26, 1999.



                                           /s/ LARRY ALEXANDER
                                               Larry Alexander

                           CONSOLIDATED GRAPHICS, INC.

                  POWER OF ATTORNEY FOR REPORT ON FORM 10-K


            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 1999, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and G. Christopher Colville, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 26, 1999.




                                           /s/ BRADY CARRUTH
                                               Brady F. Carruth

                           CONSOLIDATED GRAPHICS, INC.

                  POWER OF ATTORNEY FOR REPORT ON FORM 10-K


            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 1999, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and G. Christopher Colville, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 26, 1999.




                                           /s/ CLARENCE C. COMER
                                               Clarence C. Comer

                           CONSOLIDATED GRAPHICS, INC.

                  POWER OF ATTORNEY FOR REPORT ON FORM 10-K


            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 1999, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and G. Christopher Colville, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 26, 1999.




                                           /s/ GARY L. FORBES
                                               Gary L. Forbes

                           CONSOLIDATED GRAPHICS, INC.

                  POWER OF ATTORNEY FOR REPORT ON FORM 10-K


            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 1999, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and G. Christopher Colville, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 26, 1999.




                                           /s/ W. D. HAWKINS
                                               W.D. Hawkins

                           CONSOLIDATED GRAPHICS, INC.

                  POWER OF ATTORNEY FOR REPORT ON FORM 10-K


            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 1999, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and G. Christopher Colville, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 26, 1999.




                                           /s/ JAMES H. LIMMER
                                               James H. Limmer

                           CONSOLIDATED GRAPHICS, INC.

                  POWER OF ATTORNEY FOR REPORT ON FORM 10-K


            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 1999, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and G. Christopher Colville, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 26, 1999.




                                           /s/ THOMAS E. SMITH
                                               Thomas E. Smith

                           CONSOLIDATED GRAPHICS, INC.

                  POWER OF ATTORNEY FOR REPORT ON FORM 10-K


            WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 1999, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

      NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and G. Christopher Colville, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 26, 1999.




                                           /s/ HUGH N. WEST
                                               Hugh N. West